Restricted Net Assets	12 Months Ended
Dec. 31, 2020
Restricted Net Assets [Abstract]
Restricted Net Assets
(21)	Restricted Net Assets

Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Group’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. As of December 31, 2019 and 2020, the Company had restricted net assets of RMB1,410,432 and RMB1,455,605, respectively, which were not eligible to be distributed. These amounts were comprised of the registered capital of the Company’s PRC subsidiaries and the statutory reserves disclosed in Note 15.